UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2007

                               CUBIC ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Texas                    0-9355                       87-0352095
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

                                 9870 Plano Road
                               Dallas, Texas 75238
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On December 21, 2007, Gene Howard, a Director of Cubic Energy, Inc. adopted a prearranged trading plan (the "Plan") in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended ("Rule 10b5-1"), for his planned future sale of a minority portion of his personal holdings of the Company's common stock.

Rule 10b5-1 plans permit insiders to sell fixed portions of their holdings over a designated period of time under prearranged written plans that are established at a time when the officers and directors are not in possession of material non-public information. Such programs provide for regular selling of a pre-determined, fixed number of Company shares (subject to the market price of the shares exceeding the threshold set forth in the respective plan) in order to: gradually diversify the individual's investment portfolio; coordinate stock sales with the individual's long-term tax and financial planning strategies; minimize the market effect of share sales by spreading them out over an extended period of time; and, avoid concerns with respect to initiating transactions while in possession of material non-public information.

The Plan provides for the sale of a portion of Mr. Howard's holdings of the Company's common stock on the open market in specified amounts, at prevailing market prices (subject to specified minimum trading prices), and on specified trade dates in 2008. The maximum number of shares of the Company's common stock to be sold by Mr. Howard under the Plan is 30,000 shares at a minimum price of $1.50 per share, beginning on April 1, 2008 and ending on October 1, 2008. Actual future transactions under this Plan, as applicable, will be reported to the Securities and Exchange Commission in accordance with securities laws, rules and regulations.

Mr. Howard will continue to own a substantial amount of shares of the Company's common stock following the completion of any and all sales contemplated by the Plan. Other officers, employees or directors of the Company may enter into their own Rule 10b5-1 plans in the future.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 28, 2007                 CUBIC ENERGY, INC.

                                        By: /s/ Scott D. Guffey
                                        ----------------------------------------
                                        Scott D. Guffey, Chief Financial Officer